NAI-1534294361v9 Exhibit 10.1 Execution Version AMENDMENT TO SURETY TRANSACTION SUPPORT AGREEMENT AND TERM SHEET This Amendment to Surety Transaction Support Agreement and Surety Term Sheet (this “Amendment”), dated as of April 14, 2023, is entered into by and among Peabody Energy Corporation (“Peabody”), certain of Peabody’s direct and indirect subsidiaries (collectively, “Peabody Subsidiaries” and together with Peabody, the “Company Parties”), and the sureties set forth on the signature pages hereto (collectively, the “Sureties”). WHEREAS, the Company Parties and the Sureties are parties to (a) that certain Transaction Support Agreement (the “Surety TSA”), dated as of November 6, 2020, and (b) that certain Surety Resolution Term Sheet (the “Surety Term Sheet”), dated as of November 6, 2020, attached as Exhibit A to the Surety TSA. Capitalized terms used but not defined herein have the meanings given to them in the Surety TSA. WHEREAS, following arm’s length and commercially reasonable negotiations, the Company Parties and the Sureties have agreed to amend the terms of the Surety TSA and the Surety Term Sheet as set forth herein. NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, intending to be legally bound, hereby agrees as follows: 1. Amendments. As of the Effective Date (as defined below): 1.1 Section 5 (Termination) clause (b)(iv) of the Surety TSA is hereby amended as set forth below: “(iv) following receipt of a notice of default under any lease (including mining, coal and/or real property leases), notice of a cessation order, notice of intent to forfeit a bond, or bond forfeiture by any Obligee and a failure to cure the same within the time specified by Obligees, agreement, order, or applicable law;” 1.2 The following Sections of the Surety Term Sheet are hereby amended as set forth below:

NAI-1534294361v9 -2- 1. Dividends and Share Repurchases Peabody agrees to forego any future dividends or share repurchases until the conclusion of the Standstill Period (as defined below), unless Liquidity as of the last day of any fiscal quarter is equal to or greater than (a) $400,000,000, or (b) the difference in the total penal sum of all Surety Bonds less total cash or letter of credit collateral held by all Sureties, whichever is greater. “Liquidity” shall mean cash and cash equivalents of Peabody and its subsidiaries plus any borrowing availability of Peabody and its subsidiaries, including, for the avoidance of doubt, any availability under a credit facility, letter of credit facility and/or receivables facility, or any similar arrangement, in each case, to the extent reported as liquidity by Peabody in its public filings.

NAI-1534294361v9 -3- 3. Collateral • At Closing, Peabody will provide each Surety collateral equal to such Surety’s Maximum Amount (inclusive of collateral in such Surety’s possession immediately prior to Closing). “Maximum Amount” shall have the meaning set forth in the letter agreement between Peabody and such Surety and substantially in the form of Exhibit 3 hereto. • $75 million of additional collateral to the Sureties collectively, a minimum of which shall be $40 million in letters of credit acceptable to each Surety, as soon as reasonably practicable following execution of the TSA by all Sureties (but in no event greater than 30 calendar days) and such additional collateral shall be distributed among the Sureties on a pro-rata basis based on respective outstanding penal sums of the entire surety program in accordance with the schedule set forth on Exhibit 3 (with the Sureties agreeing to cooperate in effecting any bond replacements and collateral redistributions as promptly as practicable in accordance with Exhibit 3); and • $200 million of second liens on all equipment identified in the schedule set forth on Exhibit 4 for the benefit of the Sureties upon Closing which are subject to that certain Collateral Agency and Security Agreement, dated as of May 3, 2022 with the Bank of New York Mellon Trust Company, N.A., as collateral agent. Pursuant to the Collateral Agency and Security Agreement, Peabody will file UCC-3 continuation statements at the appropriate times to ensure continued perfection of the existing liens. A trustee mutually agreed upon by all parties shall be appointed to allocate such second liens among the Sureties in the amounts set forth on Exhibit 5. Any of such applicable liens shall be released upon Peabody’s request in the event that some or all of the assets set forth on Exhibit 4 are sold or otherwise transferred by Peabody. In the event Peabody seeks to sell any equipment upon which the Sureties have a second lien, Peabody shall notify the Sureties at least 30 days in advance of its intention to sell such equipment and must obtain the Sureties’ consent, which shall not be unreasonably withheld.

NAI-1534294361v9 -4- 4. Incremental Collateral After Amendment Effective Date After Closing, if the amount of collateral in a Surety’s possession at any time (x) is less than such Surety’s Maximum Amount, Peabody will promptly (and in any event, within ten business days of a written request from such Surety) provide additional collateral to such Surety up to the Maximum Amount, and (y) exceeds such Surety’s Maximum Amount, such Surety shall promptly (and in any event, within ten business days of written request from Peabody) return such excess to Peabody. • Peabody will provide to the Sureties, collectively, additional collateral to be distributed among the Sureties on a pro-rata basis based on respective outstanding penal sums, as of the latest quarter end, of the entire surety program in an amount equal to $0.20 per ton for each incremental $100 million of trailing-twelve months Free Cash Flow, with no ceiling and calculated on a quarterly basis, with such payments to be made within 30 days after quarter end. • $25 million per annum, payable in equal quarterly installments within 30 days after quarter end; and • 25% of any excess cash on the balance sheet remaining after applying any net proceeds of cumulative asset sales greater than $10 million per transaction, which amount will be reconciled and paid on a quarterly basis, with such payments to be made within 30 days after quarter end.

NAI-1534294361v9 -5- 5. Standstill Period Subject to an Event of Default as defined under Section 12, until earlier of: (a) December 31, 2026 2025, or (b) the maturity date of the Credit Agreement as defined in the TSA (as it may be amended, restated, amended and restated, modified, supplemented, refinanced or replaced in whole or in part), (such earlier date, the “Standstill Period”), the Sureties agree: • Except as provided in this Term Sheet or the TSA, not to demand additional collateral on the Existing Bonds, bonds issued to replace Existing Bonds (regardless of which Surety issued the original bond or replacement bonds) or new bonds after issuance; this excludes the transfer of liability and collateral from another surety participating on the bond program; provided that, the Surety may request additional collateral, in accordance with the Surety Agreements upon receiving calculations from Peabody demonstrating: (i) the ratio of funded indebtedness (excluding, for the avoidance of doubt, 50% of any hybrid instruments that can be settled with equity) of Peabody and its subsidiaries (less cash and cash equivalents, and as reported on Peabody’s balance sheet) taken as a whole to Adjusted EBITDA as set forth in Peabody’s quarterly Form 10-Q and annual Form 10-K, as applicable of Peabody and its subsidiaries taken as a whole as of the last day of any quarter exceeds 1.50 to 1.00 for the twelve-month period then ended for which financial statements are available; or (ii) Liquidity as of the last day of any fiscal quarter is less than(a) $400,000,000, or (b) the difference in the total penal sum of all Surety Bonds less total cash and letter of credit collateral held by all Sureties’ whichever is greater. Provided that, no such additional collateral shall be required pursuant to the above financial tests if Peabody cures such financial test within 45 days after such quarter-end. Peabody shall demonstrate compliance with such financial tests by delivery of a compliance report to the Sureties no later than 45 days after each quarter-

NAI-1534294361v9 -6- end starting with the fiscal quarter ending June 30, 2023. • Not to draw on Letters of Credit posted for the benefit of Sureties, except (1) to pay claims and other actual, out-of-pocket surety losses, including, but not limited to premiums, attorneys’ fees and costs otherwise collectible under a Surety Agreement, which are not otherwise reimbursed by Peabody, or (2) in the event the bank sends notice to the surety of non-renewal of a letter of credit and/or a downgrade to the issuing bank’s credit rating where such rating falls below a Surety’s minimum required rating, and such letter of credit is not replaced by Peabody within 10 days of such notice; • Not to seek remedies for breaches of the Indemnity Agreements that are not an Event of Default, unless Peabody has been provided notice of such claimed breach by Sureties and fails to cure such breach within 10 business days of such notice; and • Not to cancel, or attempt to cancel, any Existing Bonds following the effective date of this Term Sheet unless requested by Peabody to do so. 7. Changes in Surety Bond Amounts Sureties agree to review and consider, applying commercially reasonable standards, any request for increase in the bond amount of any Existing Bond and applications for the issuance of new bonds on reasonable terms. Nothing in this provision will obligate any Surety or the Sureties to agree to the increase in the bond amount of any Existing Bond or to issue any new bond regardless of the type or amount of collateral offered by Peabody, or the underwriting and issuance of bonds. As Existing Bonds are released or reduced, Sureties agree to review and consider any request by Peabody for a partial release of collateral. Nothing in this provision will obligate any Surety or the Sureties to agree to any release of collateral. Unless a Bond or Bonds issued by an individual Surety applies to a specific increment or permit, the release of Bonds issued by multiple sureties on any permit or increment shall be released on a pro-rata basis, subject to regulatory authority practices.

NAI-1534294361v9 -7- 8. Provision of and Form of Collateral • Collateral (initial deposit and future deposits) will be sent to each of the Sureties individually unless otherwise agreed by the Sureties as set forth in Section 3. • Peabody will provide either cash or letters of credit (from a bank or financial institution acceptable to the applicable Surety) in its sole determination to the extent capacity to do so exists. If Peabody is not able to provide a letter of credit to a Surety chooses to use cash as collateral, it will deposit such cash via wire transfer into an account designated by and for the benefit of each individual Surety in accordance with the Surety Agreements. Each Surety agrees to promptly return (and in any event, within ten business days) any letter of credit in such Surety’s possession promptly after Peabody has provided replacement or substituted collateral to such Surety. 12. Events of Default Notwithstanding the foregoing, the following will continue to be considered an Event of Default under the existing Indemnity Agreements, as well as under this Term Sheet and the TSA: • Following receipt of a notice of default under any lease (including mining, coal and/or real property leases), notice of a cessation order, notice of intent to forfeit a bond, or bond forfeiture by any Obligee, a failure to cure same within the time specified by Obligees, agreement, order, or applicable law; • Any claim or demand made on any Bond that is not cured by Peabody within the time period predicated by such claim or demand (but no longer than 30 days from receipt of such written claim or demand); • Any other Loss as defined in the Indemnity Agreements, which Loss remains unreimbursed by Peabody longer than 30 days from receipt of written notice of said Loss; • Any Bond premium that has not been paid in full within 30 days of the renewal date of that Bond; and • Failure to provide collateral in accordance with Section 3 and Section 4 of this Term Sheet within the time frame provided. 1.3 Exhibit 1 to the Surety Term Sheet is hereby amended and restated in its entirety as set forth on Exhibit 1 hereto.

NAI-1534294361v9 -8- 1.4 Exhibit 3 to the Surety Term Sheet is hereby amended and restated in its entirety as set forth on Exhibit 3 hereto. 2. Reference to and Effect on the Surety TSA and Surety Term Sheet. On and after the Effective Date, each reference in the Surety TSA or the Surety Term Sheet, as applicable, to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Surety TSA or the Surety Term Sheet, as applicable, shall mean and be a reference to the Surety TSA or the Surety Term Sheet, as applicable, as amended hereby. 3. Conditions Precedent. This Amendment shall become effective as of the first date (the “Effective Date”) when this Amendment is executed by the Company Parties and each Surety. 4. Governing Law; Submission to Jurisdiction, Etc. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 5. Counterparts; Headings. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. [Remainder of page intentionally blank; signatures begin next page]

NAI-1534294361v9 [Signature Page to TSA Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers, all as of the day and year first written above. PEABODY ENERGY CORPORATION AMERICAN LAND HOLDINGS OF ILLINOIS, LLC AMERICAN LAND HOLDINGS OF INDIANA, LLC BTU WESTERN RESOURCES, INC. CONSERVANCY RESOURCES, LLC EL SEGUNDO COAL COMPANY, LLC HILLSIDE RECREATIONAL LANDS, LLC MOFFAT COUNTY MINING, LLC NEW MEXICO COAL RESOURCES, LLC PEABODY ARCLAR MINING, LLC PEABODY BEAR RUN MINING, LLC PEABODY CABALLO MINING, LLC PEABODY COULTERVILLE MINING, LLC PEABODY GATEWAY NORTH MINING, LLC PEABODY INVESTMENTS CORP. PEABODY MIDWEST MINING, LLC PEABODY MIDWEST OPERATIONS, LLC PEABODY POWDER RIVER MINING, LLC PEABODY POWDER RIVER OPERATIONS, LLC SAGE CREEK HOLDINGS, LLC SENECA PROPERTY, LLC TWENTYMILE COAL, LLC By: /s/ Brian Cropper Name: Brian Cropper Title: Vice President and Treasurer

NAI-1534294361v9 [Signature Page to TSA Amendment] BIG SKY COAL COMPANY PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY By: /s/ Christopher W. Wittenauer Name: Christopher W. Wittenauer Title: Secretary

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Peabody Australia Holdco Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Jamie Michael Frankcombe_____ Director Signature __/s/ Darren Ronald Yeates________ Director Signature _Jamie Michael Frankcombe_______ Director full name _Darren Ronald Yeates___________ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Peabody Australia Mining Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Michael James Carter_________ Director Signature _/s/ Jamie Michael Frankcombe_____ Director Signature _Michael James Carter _______ Director full name _Jamie Michael Frankcombe_______ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Peabody (Bowen) Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Michael James Carter_________ Director Signature _/s/ Miguel Eduardo Madrigal Lozano Director Signature _Michael James Carter _______ Director full name _Miguel Eduardo Madrigal Lozano__ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Peabody (Burton Coal) Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Miguel Eduardo Madrigal Lozano Director Signature _/s/ John Michael Anger__________ Director Signature _Miguel Eduardo Madrigal Lozano__ Director full name _John Michael Anger __ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Peabody Energy Australia Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Jamie Michael Frankcombe____ Director Signature _/s/ Darren Ronald Yeates_________ Director Signature _Jamie Michael Frankcombe __ Director full name _Darren Ronald Yeates __ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Wambo Coal Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Michael James Carter_________ Director Signature _/s/ Albertus Johannes Scheepers____ Director Signature _Michael James Carter __ Director full name _Albertus Johannes Scheepers __ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] Executed by Wilpingjong Coal Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: _/s/ Ferdinand Kruger____________ Director Signature _/s/ Jamie Michael Frankcombe_____ Director Signature _Ferdinand Kruger __ Director full name _Jamie Michael Frankcombe __ Director full name

NAI-1534294361v9 [Signature Page to TSA Amendment] AMYNTA SURETY SOLUTIONS (F/K/A ASPEN AMERICAN INSURANCE COMPANY) By: /s/ Ryan Field Name: Ryan Field Title: EVP & CVO, Surety

NAI-1534294361v9 [Signature Page to TSA Amendment] ARCH INSURANCE COMPANY By: /s/ Shannon Russell Bowman Name: Shannon Russell Bowman Title: Vice President of Underwriting, Commercial Surety Home Office

NAI-1534294361v9 [Signature Page to TSA Amendment] ARGONAUT INSURANCE COMPANY By: /s/ Joseph R. Poplanski Name: Joseph R. Poplanski Title: Senior Vice President

NAI-1534294361v9 [Signature Page to TSA Amendment] ATLANTIC SPECIALTY INSURANCE COMPANY By: /s/ Mike McCue Name: Mike McCue Title: President, US Commercial Surety

NAI-1534294361v9 [Signature Page to TSA Amendment] INDEMNITY NATIONAL INSURANCE COMPANY By: /s/ Thomas F. Elkins Name: Thomas F. Elkins Title: President

NAI-1534294361v9 [Signature Page to TSA Amendment] LIBERTY MUTUAL SURETY By: /s/ Hector D. Bouso Name: Hector D. Bouso Title: Vice President, Senior Underwriting Officer

NAI-1534294361v9 [Signature Page to TSA Amendment] THE HANOVER INSURANCE COMPANY By: /s/ Christopher Perry Name: Christopher Perry Title: Chief Underwriting Officer, Commercial Surety

NAI-1534294361v9 [Signature Page to TSA Amendment] TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA By: /s/ Bryan S. Cauley Name: Bryan S. Cauley Title: Vice President

NAI-1534294361v9 [Signature Page to TSA Amendment] ZURICH AMERICAN INSURANCE COMPANY AND FIDELITY & DEPOSIT COMPANY OF MARYLAND By: /s/ Chris Edwards Name: Chris Edwards Title: VP, Head of Commercial Surety

NAI-1534294361v9 [Signature Page to TSA Amendment] Signed for and on behalf of Swiss Re International SE – Australian Branch ARBN 138 873 211 by its Attorneys under a Power of Attorney dated 13th day of July 2022: Signature of attorneys whose signatures bind the abovementioned company and who state that at the time of executing this document the attorney has no notice of the revocation of the power of attorney under which the attorneys execute this document. /s/ Ian Lee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of attorney /s/ Mark Tryphon . . . . . . . . . . . . . . . . . . . . . . . . . Signature of attorney Ian Lee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of attorney Mark Tryphon . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of attorney

NAI-1534294361v9 [Signature Page to TSA Amendment] VERO By: /s/ George Tasevski Name: George Tasevski Title: Senior Underwriter Surety

NAI-1534294361v9 Exhibit 1 Participating Sureties • Amynta Surety Solutions (f/k/a Aspen American Insurance Company) • Arch Insurance Company • Argonaut Insurance Company • Atlantic Specialty Insurance Company • The Hanover Insurance Company • Indemnity National Insurance Company • Liberty Mutual Surety • National Fire Insurance Company of Hartford, Western Surety Company, Continental Casualty Company and its affiliates • Sompo International • Swiss Re International SE • Travelers Casualty and Surety Company of America • Vero • Zurich American Insurance Company and Fidelity & Deposit Company of Maryland

NAI-1534294361v9 Exhibit 3 [Form of] Maximum Amount Agreement This Maximum Amount Agreement, dated as of April 14, 2023, is between Peabody Energy Corporation (“Peabody”) and [Surety] (the “Surety”). Reference is hereby made to (a) that certain Transaction Support Agreement (the “Surety TSA”), dated as of November 6, 2020, by and among Peabody, certain of Peabody’s direct and indirect subsidiaries party thereto (together with Peabody, the “Company Parties”) and the other Sureties thereto, and (b) that certain Surety Resolution Term Sheet (the “Surety Term Sheet”), dated as of November 6, 2020, attached as Exhibit A to the Surety TSA, each as amended, restated or otherwise modified from time to time. Capitalized terms used but not defined herein have the meanings given to them in the Surety TSA. For all purposes of the Surety Term Sheet, the “Maximum Amount” for the Surety shall equal [__]1% of such Surety’s total penal sum of all those Surety Bonds issued by that Surety still outstanding at such time (collectively, the “Surety’s Bond Liability”). If Peabody is in default of the Surety TSA or Surety Term Sheet including any financial tests and has not cured the default within the applicable time period, the Surety may request additional collateral pursuant to the terms of the above the Maximum Amount up to the Surety’s Bond liability. This agreement may not be amended or waived except by an instrument in writing signed by each party hereto. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. [Signature pages follow] 1 NTD: % to be determined on a Surety by Surety basis.

NAI-1534294361v9 IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers, all as of the day and year first written above. PEABODY ENERGY CORPORATION By: Name: Title: [SURETY] By: Name: Title: